PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT -- Feb. 16, 2005*

Product Name                                                                                       Prospectus Form #  SAI Form #

IDS Life of New York Variable Universal Life IV/
IDS Life of New York Variable Universal Life IV - Estate Series                                        S-6419 D        S-6337 A

IDS Life of New York Succession Select Variable Life Insurance                                         S-6203 D        S-6337 A

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life Insurance Company (IDS Life). IDS Life is the parent company of IDS Life Insurance Company of New York (IDS Life of New
York). IDS Life of New York issues the variable life insurance policy(ies) described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of IDS Life of New York.



S-6367-6 A (2/05)

Valid until next prospectus update.

* Destroy April 29, 2005.